6. Film and Television Costs and Capitalized Product Development in Process	3 Months Ended
Mar. 31, 2014
Film And Television Costs And Capitalized Product Development In Process
Film and Television Costs and Capitalized Product Development in Process

As of March 31, 2014, the Company had Film and Television Costs of $89,819 compared to $0 at December 31, 2013. The increase relates to the commencement of production of the second installment of the feature film Stan Lee and the Mighty 7 and episodes of the Thomas Edison: Secret Lab.

As of March 31, 2014, the Company had Capitalized Product Development in Process of $67,030 compared to $54,575 as of December 31, 2013. These assets relate to the ongoing development of the Company’s e-commerce website and web-based streaming services.